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Exhibit 10.167
                              BRIDGE LOAN AGREEMENT

         This BRIDGE LOAN AGREEMENT (this "Agreement") is made and entered into as of this 4th day of April, 2001, among Balanced Care Corporation, a Delaware corporation (the "Company"), VXM Investments Limited, a Cayman Islands corporation ("VXM"), HR Investments Limited, a Cayman Islands corporation, and RH Investments Limited, a Cayman Islands corporation (each, a "Lender" and collectively, the "Lenders"), and VXM, as agent for the Lenders (in such capacity, the "Agent").

                                    ARTICLE I
                                   DEFINITIONS

         In addition to terms defined elsewhere in this Agreement, the following definitions shall apply for purposes of this Agreement:

         "1933 Act" means the Securities Act of 1933, as amended.

         "1934 Act" means the Securities Exchange Act of 1934, as amended.

         "Affiliate" of any Person means any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person. For the purposes of this definition, the term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         "Bankruptcy Law" means Title 11, U.S. Code or any similar federal state law for the relief of debtors.

         "Business Day" means a day other than (i) a Saturday, a Sunday or a day on which banking institutions in the City of New York, New York are authorized by law, regulation or executive order to remain closed or (ii) any of the first, second, seventh or eighth day of Passover, the first or second day of Shavouth, the first or second day of Rosh Hashanah or Yom Kippur, the first or second day of Sukkoth, Shemini Azereth or Simchas Torah, and the day prior to any of the foregoing days.
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If a payment date is not a Business Day, payment may be made on the next succeeding day that is a Business Day.

         "Collateral" means (i) any and all shares of capital stock of the entities identified on Schedule I hereto beneficially owned or otherwise held from time to time, directly or indirectly, by the Company including, without limitation, the shares of capital stock set forth on Schedule I hereto (the "Pledged Stock") and (ii) all proceeds of the Pledged Stock, including, without limitation, all cash, securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any of or all such Pledged Stock.

         "Common Stock" means the common stock, par value $0.001 per share, of the Company.

         "Contract" means any contract, agreement, obligation, promise, undertaking or commitment (written or oral, express or implied, formal or informal, firm or contingent) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective assets are bound, and which has current operative or executory effect.

         "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

         "Event of Default" has the meaning set forth in Section 3.5.

         "GAAP" means United States generally accepted accounting principles applied on a consistent basis.

         "Governmental Authority" means any (a) nation, state, county, city, town, village, district or other jurisdiction of any nature; (b) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official or entity and any court or other tribunal); (c) multi-national organization or body; or (d) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature that has jurisdiction over the Company, the Subsidiaries or their respective assets and operations.

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         "Hedging Obligations" means, with respect to any Person, the obligations of such Person under (i) currency exchange or interest rate swap agreements, currency exchange or interest rate cap agreements and currency exchange or interest rate collar agreements and (ii) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange or interest rates.

         "Holder" means the Agent and any subsequent holder of any Note.

         "Indebtedness" means, with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or banker's acceptances or representing obligations in respect of a lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP or the balance deferred and unpaid of the purchase price of any property (other than contingent or "earnout" payment obligations) or representing any Hedging Obligations, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, as well as all indebtedness of others secured by a Lien on any asset of such Person (whether or not such indebtedness is assumed by such Person) and, to the extent not otherwise included, the guarantee, whether or not conditional, by such Person of any indebtedness of any other Person.

         "Lien" means any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

         "Loan" has the meaning set forth in Section 2.1.

         "Loan Commitment" means an aggregate amount equal to $27,853,524

         "Maturity Date" has the meaning set forth in Section 3.2.

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         "Note" has the meaning set forth in Section 2.1.

         "Person" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, association, joint-stock company, estate, trust, labor union, organization, government or any agency or political subdivision thereof or any other entity.

         "SEC" means the Securities and Exchange Commission.

         "Security Documents" has the meaning set forth in Section 4.1(b)(ii).

         "Subsidiary" means any corporation or other Person of which securities or other interests having the power to elect a majority of that corporation's or other Person's board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred) are held by the Company or one or more of its Subsidiaries.

                                   ARTICLE II
                                  LOANS; NOTES

1.1. Loans; Notes. On the terms and conditions set forth in this Agreement, the Lenders agree to make Loans to the Company in the aggregate amounts and on the dates set forth below (each, an "Advance Date"):

           Advance Date:                   Amount of Loan:
           April 4, 2001                     $26,003,524
             May 1, 2001                     $   750,000
            June 1, 2001                     $ 1,100,000

Notwithstanding the foregoing, the aggregate principal amount of Loans outstanding at any time shall not exceed the Loan Commitment. The aggregate amount of each Loan shall be made by the Lenders, allocated among the Lenders in such proportions as the Lenders may determine in their sole discretion, on each Advance Date against delivery of a note in the form of Exhibit 2 hereto in the original principal amount of the Loan made on such Advance Date, payable to the order of the Agent and dated such


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Advance Date (each, a "Note"). The Lenders shall make the Loans on each Advance
Date by advancing the amount of the applicable Loan by wire transfer of immediately available funds to an account specified by the Company. The outstanding principal balance of each Loan plus accrued and unpaid interest thereon shall mature and be payable on the Maturity Date. Each Note shall bear interest from its date on the outstanding principal balance thereof, as provided in Section 3.1. The proceeds of the Loans shall be used for the purposes set forth on Schedule 2.

                                   ARTICLE III
                             TERM OF LOANS AND NOTES

         3.1 Interest Rate; Payment; Usury.

         (a) Provided that no Event of Default has occurred and is continuing beyond any applicable cure period and subject to the other provisions of this Agreement, during the period from and after each Advance Date until the principal and all interest on the Loan made on such Advance Date is paid in full, each Loan shall bear and accrue interest at the rate of 12% per annum. The outstanding principal amount of each Loan plus all accrued and unpaid interest thereon shall be due and payable by the Company to the Agent on the Maturity Date, by wire transfer of immediately available funds to an account specified by the Agent.

         (b) During any period that an Event of Default shall have occurred and be continuing beyond any applicable cure period, interest on each Loan shall accrue at a rate equal to 14% per annum (the "Default Interest Rate"). Notwithstanding anything contained herein to the contrary, in no event shall the interest rate on any Loan, including the Default Interest Rate, exceed the highest rate permitted by applicable law. Interest on each Loan, including interest at the Default Interest Rate, shall be based on a 360 day year and interest shall accrue and be payable for the actual number of calendar days elapsed.

         (c) It is the intention of the Company and the Lenders to conform strictly to applicable usury laws now or hereafter in force, and any interest payable under this Agreement or any Note shall be subject to reduction to an amount not to exceed the maximum non-usurious amount for commercial loans allowed under such applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters. In the event such interest (whether designated as


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interest, service charges, points or otherwise) does exceed the maximum legal rate, it shall be (i) canceled automatically to the extent that such interest exceeds the maximum legal rate; (ii) if already paid, at the option of the applicable Holder, either be rebated to the Company or credited to the outstanding aggregate principal amount of the applicable Loan; or (iii) if the Loans have been prepaid in full, then such excess shall be rebated to the Company. It is further agreed, without limiting the foregoing, that all calculations of the rate of interest contracted for, charged or received under this Agreement and the Notes that are made for the purpose of determining whether such rate exceeds the maximum legal rate shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading throughout the full stated term of each of the Loans (and any extensions of such term that may be hereafter granted) all such interest at any time contracted for, charged or received from the Company or otherwise by the Holders so that the rate of interest on account of the Loans as so calculated is uniform throughout the term thereof. If the Company is exempt or hereafter becomes exempt from applicable usury statutes or for any other reason the rate of interest to be charged on the Loans is not limited by law, none of the provisions of this paragraph shall be construed so as to limit or reduce the interest or other consideration payable under this Agreement or the Notes or under the instruments securing payment thereof.

         3.2 Maturity. Unless the same shall become due earlier as a result of acceleration of the maturity, the Loans shall mature on August 4, 2001 (the "Maturity Date"), at which time the outstanding principal balance of all Loans and all accrued and unpaid interest shall become due and payable.

         3.3 Prepayments. The Company may from time to time prepay any Loan, in whole or in part, at any time without penalty or the payment of any fee or charge. Any partial prepayment shall be applied first to interest which is accrued and unpaid and then to principal.

         3.4 Manner of Payment. The Company shall make payments in respect of the Loans (including principal and interest) by wire transfer of immediately available funds to the account specified by the applicable Holder by notice given to the Company.

         3.5 Events of Default. Each of the following constitutes an "Event of Default":

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         (i) default in payment when due of the principal of or accrued interest on any Note;

         (ii) failure by the Company for 15 days after notice from any Holder to comply with the provisions described in Article VI hereof;

         (iii) failure by the Company for 30 days after notice from any Holder to comply with any of its other covenants or agreements in this Agreement or any Note or any of the Security Documents;

         (iv) any of the representations or warranties of the Company set forth in this Agreement or any of the Security Documents or incorporated herein or therein by reference or set forth in any statement or schedule delivered pursuant to this Agreement or any of the Security Documents was untrue or incorrect in any material respect as of the date of execution of this Agreement or as of any Advance Date as if made on such date;

         (v) default by the Company or any of its Subsidiaries under any mortgage, indenture or instrument, other than those previously disclosed by the Company in a periodic report heretofore filed by the Company with the SEC under the 1934 Act or which are in excess of $25,000 and not covered by insurance (the "Disclosed Defaults"), under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company or any of its Subsidiaries, whether such Indebtedness now exists, or is created after the date hereof, which default results in the acceleration of such Indebtedness prior to its express maturity and the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness the maturity of which has been so accelerated, aggregates more than $10,000,000;

         (vi) other than the Disclosed Defaults, default by the Company or any of its Subsidiaries under any lease, which default results in the acceleration of Indebtedness prior to its express maturity and the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness the maturity of which has been so accelerated, aggregates more than $10,000,000;


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         (vii) failure by the Company or any of its Subsidiaries to pay final judgments aggregating in excess of $1,000,000, which judgments are not paid, discharged or stayed;

         (viii) the Company or any of its Subsidiaries pursuant to or within the meaning of Bankruptcy Law:

                  (A) commences a voluntary proceeding or files any petition seeking relief,

                  (B) consents to the institution of, or fails to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition,

                  (C) applies for or consents to the appointment of a receiver, trustee, custodian, sequestrator or similar official,

                  (D) files an answer admitting the material allegations of a petition filed against it in such proceeding,

                  (E) makes a general assignment for the benefit of its creditors;

                  (F) becomes unable, admits in writing its inability or fails generally to pay its debts as they become due or

                  (G) takes corporate action for the purpose of effecting any of the foregoing; or

         (ix) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction against the Company or any of its Subsidiaries seeking:

                  (A) relief under any Bankruptcy Law,

                  (B) the appointment of a receiver, trustee, custodian, sequestrator or similar official, or

                  (C) winding-up or liquidation; and

such proceeding or petition shall continue undismissed for 90 days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for 60 days.

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         3.6 Acceleration.

         (a) Declaration of Acceleration. If any Event of Default occurs and is continuing beyond any applicable cure period, any Holder may, upon written notice to the Company, declare the Note held by such Holder to be due and payable immediately; and upon any such declaration all principal and interest on such Note shall become immediately due and payable; provided, however, in the case of an Event of Default arising from any event described in clauses (viii) or (ix) of Section 3.5 hereof, all Loans and Notes shall automatically become due and payable without further action or notice on the part of any Holder.

         (b) Rescission. At any time after a declaration of acceleration with respect to a Note, the Holder holding such Note may, in its sole discretion, rescind and cancel such declaration and its consequences. No such rescission shall affect any subsequent Default or impair any right with respect thereto.

         3.7 Other Remedies. If an Event of Default occurs and is continuing beyond any applicable cure period, each Holder may pursue any available remedy to collect the payment of principal and interest (including interest at the Default Interest Rate) on the Note held by it or to enforce the performance of any provision of such Note or this Agreement. A delay or omission by a Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

         3.8 Waiver of Past Defaults. Each Holder may waive any existing
Default or Event of Default and its consequences under this Agreement. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         3.9 Priorities. Any sums collected by a Holder hereunder or under the Note held by it shall be applied first to all costs and expenses of collection, including reasonable attorneys' fees, then to accrued and unpaid interest (including


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at the Default Interest Rate to the extent applicable) and then to principal due on the applicable Note. 1.1.

                                   ARTICLE IV
                       CONDITIONS TO LENDERS' OBLIGATIONS

         4.1 Conditions. The Lenders' obligations to make Loans on each Advance Date shall be subject to the satisfaction on or prior to each such Advance Date of the following conditions, except to the extent waived by the Agent in writing:

         (a) The Company shall have reimbursed the Agent for its fees and expenses pursuant to the terms of Section 8.3 below;

         (b) With respect to the Collateral:

                  (i) The Collateral shall not be subject to any Lien unacceptable to the Agent in its sole discretion, acting reasonably;

                  (ii) The Company and its applicable Subsidiaries shall have executed and delivered and caused to be duly filed or recorded security agreements, pledge agreements, financing statements, collateral assignments and other related agreements in favor of the Agent (collectively, the "Security Documents") in forms reasonably acceptable to the Agent and its counsel granting the Lenders a first priority perfected security interest in the Collateral;

         (c) The Agent shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Company, in form and substance reasonably acceptable to the Agent and its counsel;

         (d) Each of the representations and warranties of the Company set forth in this Agreement or incorporated herein by reference or set forth in any statement or schedule delivered pursuant to this Agreement shall have been true and correct in all material respects as of the date of execution of this Agreement and as of each Advance Date as if made on such date;

         (e) The Company shall not be in default with respect to any of its covenants and agreements set forth in Article VI of this Agreement or set forth elsewhere in this Agreement;

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         (f) No Default or Event of Default shall have occurred and be continuing beyond any applicable cure period;

         (g) Each of the consents identified in Schedule 5.1(b) shall have been obtained and shall be in full force and effect;

         (h) Other than as set forth on Schedule 4.1(h), since the date of this Agreement, there must not have been commenced or threatened against the Company, or against any Affiliate of the Company, any action, suit or proceeding (i) involving any challenge to, or seeking damages or other relief in connection with, any of the transactions contemplated hereby, or (ii) that may have the effect of preventing, delaying, making illegal or otherwise interfering with any of the transactions contemplated hereby;

         (i) Neither the consummation nor the performance of any of the transactions contemplated hereby will, directly or indirectly (with or without notice or lapse of time or both), contravene, conflict with or result in a violation of, or cause the Company or any Affiliate of the Company to suffer any material adverse consequence under, any applicable law or order;

         (j) Since December 31, 2000, there shall not have been a material adverse change in the assets, properties, liabilities, condition (financial or otherwise), results of operations or business of the Company and its Subsidiaries, taken as a whole, and no event shall have occurred or circumstance exist that may result in such a material adverse change; and

         (k) Between the date hereof and each Advance Date, there shall have been no declaration of war by the Government of the United States; at any Advance Date there shall not have occurred any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or other calamity or crisis, the effect of which is such as to make it, in the reasonable judgment of the Agent, impracticable to make a Loan; and no event shall have occurred resulting in (i) trading in securities generally on the American Stock Exchange or in the Common Stock on the principal securities exchange or market in which the Common Stock is then listed or quoted being suspended or limited or minimum or maximum prices being generally


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established on such exchanges or market, or (ii) additional material governmental restrictions, not in force on the date of this Agreement, being imposed upon trading in securities generally by the American Stock Exchange or in the Common Stock on the principal securities exchange or market in which the Common Stock is then listed or quoted or by order of the SEC or any court or other governmental authority or (iii) a general banking moratorium being declared by either federal or New York authorities.

         4.2 Waiver; Termination. The Agent may waive in writing any of the conditions to its obligations set forth in Section 4.1 with respect to each Advance Date in its sole discretion. If the conditions to the Lenders' obligations set forth in Section 4.1 shall not have been satisfied or waived by the Agent on or before the applicable Advance Date, the Agent may, in its sole discretion, terminate the Lenders' obligations and benefits pursuant to this Agreement without any liability on the part of the Agent or any Lender to any other Person. 1.2.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

         5.1 Representations and Warranties of the Company. In order to induce the Lenders to enter into this Agreement, the Company represents and warrants to the Lenders on the date hereof, which representations and warranties shall be unaffected by any investigation or lack of investigation of Company made by or on behalf of the Lenders, as follows:

         (a) Organization and Standing. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own or lease its properties and assets and to conduct its business as it has been and is proposed to be conducted. The Company is qualified to do business and in good standing in each jurisdiction in which the failure to so qualify could have a material adverse effect upon its assets, properties, liabilities, condition (financial or otherwise), results of operations or business.

         (b) Authority of the Company; Consents; Execution of Agreements. The Company has all necessary corporate right, power and authority to execute and deliver this Agreement, each Note, the Security Documents and the other agreements contemplated hereby and thereby and to perform the


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transactions and obligations to be performed by the Company hereunder and thereunder. Except as described on Schedule 5.1(b) hereto, no consent, authorization, approval, license, permit or order of, or filing with, any Person or Governmental Authority is required in connection with the execution and delivery of this Agreement, the Notes, the Security Documents and the other agreements contemplated hereby and thereby, or the performance by the Company of the transactions and obligations to be performed by it hereunder and thereunder. The execution and delivery of this Agreement, the Notes, the Security Documents and the other agreements contemplated hereby and thereby by the Company, and the performance of the transactions and obligations contemplated hereby and thereby by the Company, have been duly authorized by all requisite corporate action of the Company, including, without limitation, by the approval of a Special Committee of the Board of Directors of the Company consisting of independent directors. This Agreement has been, and the Notes, the Security Documents and the other agreements contemplated hereby will be, duly executed and delivered by a duly authorized officer of the Company and constitutes, or when executed and delivered will constitute, a valid and legally binding agreement of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles or principles equivalent or similar to equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

         (c) Valid Issuance. The Notes to be issued hereunder, when issued by the Company to the Agent pursuant to the terms of this Agreement, will be duly authorized and validly issued.

         (d) Conflicts; Defaults. The execution and delivery of this Agreement, the Notes, the Security Documents and the other agreements contemplated hereby and thereby by the Company, and the performance by the Company of the transactions and obligations contemplated hereby and thereby to be performed will not, directly or indirectly (i) contravene, conflict with, or result in a violation of (A) any provision of the certificate or articles of incorporation or by-laws or other organizational documents of the Company or any Subsidiary, or (B) any resolution adopted by the board of directors or the stockholders of the Company or any Subsidiary; (ii) except as set forth on Schedule 5.1(b), contravene, conflict with, or result in a violation of, or give any Governmental Authority or other Person


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the right to challenge any of the transactions contemplated hereby or to exercise any remedy or obtain any relief under, any law or order to which the Company or any Subsidiary, or any of the assets owned or used by the Company or any Subsidiary, may be subject; (iii) contravene, conflict with, or result in a violation of any of the terms or requirements of, or give any Governmental Authority the right to revoke, withdraw, suspend, cancel, terminate or modify, any permit, license or other governmental authorization that is held by the Company or any Subsidiary or that otherwise relates to the business of, or any of the assets owned or used by, the Company or any Subsidiary; (iv) other than those in favor of the Lenders, result in the creation or imposition of any Liens or claims upon the assets of the Company or any Subsidiary or their issued and outstanding shares of capital stock; or (v) constitute an event which, after notice or lapse of time or both, would result in any of the foregoing. The Company is not presently in violation of any provision of its certificate of incorporation.

         (e) Periodic Reports. The Company has furnished to the Lenders true and complete copies of each statement, report, registration statement (with the prospectus in the form filed pursuant to Rule 424(b) of the 1933 Act), definitive proxy statement and other filings filed with the SEC by the Company since January 1, 2000 and, prior to each Advance Date, the Company will have furnished the Agent with true and complete copies of any additional statements, reports and documents filed with the SEC by the Company prior to each Advance Date (collectively, the "SEC Documents"). All documents required to be filed as exhibits to the SEC Documents have been filed. The SEC Documents include all statements, reports and documents required to be filed by the Company pursuant to the 1933 Act and the 1934 Act since January 1, 2000. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1933 Act and the 1934 Act, as applicable, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed SEC Document. The financial statements of the Company and its Subsidiaries, including the notes thereto, included in the SEC Documents (the "Financial Statements"), complied as to form in all material respects with applicable accounting requirements and with the rules and regulations of the SEC with respect thereto as of their respective dates (except as may be indicated in the notes


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thereto or, in the case of unaudited statements included in Quarterly Reports on
Form 10-Q, as permitted by Form 10-Q of the SEC). The Financial Statements fairly present the consolidated financial condition, operating results and cash flows of the Company and its Subsidiaries at the dates and during the periods indicated therein in accordance with GAAP (subject, in the case of unaudited statements, to normal recurring year-end adjustments and the absence of notes).

         (f) Compliance with Laws. To the best of the Company's knowledge, the Company is not in violation of, nor do any of its operations violate in any material respect, any statute, law or regulation of any Governmental Authority applicable to the Company, any of its assets, or the conduct of its business ("Applicable Laws"), and no expenditures are or, based on present requirements, will be required of the Company in order for it to comply or remain in compliance with any Applicable Laws.

         (g) Litigation. The Company is not a party to any legal action, suit, claim, investigation or proceeding which is not adequately described in a periodic report heretofore filed by the Company with the SEC except in connection with the Disclosed Defaults and except for the matters described on
Schedule 5.1(g), which, if required, will be disclosed by the Company in its next filing with the SEC and, to the best of the Company's knowledge, there exist no facts or circumstances which reasonably could be anticipated to result in any such action, suit, claim, investigation or proceeding. Except as set forth on Schedule 4.1(h), there is no legal, administrative, arbitral or other action, suit or proceeding by or before any Governmental Authority pending or, to the best of the Company's knowledge, threatened against the Company, nor is there any pending investigation by any Governmental Authority which would give any third party the right to enjoin or rescind the transactions contemplated hereby or otherwise prevent the Company or the Lenders from complying with the terms and provisions of this Agreement.

         (h) Taxes. The Company has prepared and duly and timely filed with each appropriate Governmental Authority all federal, state, municipal, local and foreign tax returns, information returns and other reports required to be filed on or before the date of this Agreement, other than any such returns in respect of taxes that in the aggregate are not material, and has paid all taxes required to be paid by the Company prior to the date of this Agreement in respect of the periods covered by such returns and reports, except (i) such taxes as are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been established on the books and records of the Company, and (ii) taxes other than income, capital or franchise taxes that in the aggregate are not material and which would not, if unpaid, result in the imposition of any material Lien on any property or assets of the Company or any of its Subsidiaries.

         (i) Environmental Compliance. The Company and its Subsidiaries are in compliance in all material respects with all applicable federal, state and local laws and requirements (including permit requirements) relating to the protection of health or the environment in connection with the ownership, operation and condition of their respective properties and business.

         (j) Securities Laws. No consent, authorization, approval, permit or order of or filing with any Governmental Authority is required in order for the Company to execute and deliver this Agreement or to offer, issue, sell or deliver the Notes. Based in part on the representations of the Lenders and under the circumstances contemplated hereby and under current laws and regulations, the offer, issuance, sale and delivery of the Notes to the Agent are exempt from the prospectus delivery and registration requirements of the 1933 Act.

         (k) Hedging Obligations. The Company and its Subsidiaries do not have any outstanding Hedging Obligations except to the extent entered into pursuant to and in compliance with any credit agreements to which they may be a party.

         (l) Disclosure. The Company has fully responded to all requests for information and has accurately answered all questions from the Lenders concerning the assets, properties, liabilities, condition (financial or otherwise), results of operations, business and prospects of the Company, and has not withheld any material facts relating thereto with respect to the assets, properties, liabilities, condition (financial or otherwise), results of operations, business or prospects of the Company. No information in this Agreement, or in any Schedule or Exhibit attached to this Agreement or delivered to the Lenders in connection herewith, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading. The disclosures made in writing by the Company in connection with this Agreement do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein not misleading. There is no fact or circumstance now known by the Company relating to the Company which materially and adversely affects or in the future may be expected materially and adversely to affect the same which has not been set forth in this Agreement or the Schedules hereto.

         (m) Contracts. Except for this Agreement and the agreements contemplated hereby, the Company has filed with the SEC all material contracts required to be filed by Item 601(b) (10) of Regulation S-K under the 1933 Act and the 1934 Act as of January 1, 2001.

         5.2 Representations and Warranties of the Lenders. Each Lender (solely as to itself and not as to any other Lender) represents and warrants to the Company that:

         (a) Investment Intent. The Notes to be issued to the Agent on behalf of such Lender are being acquired for its own account and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the 1933 Act. Such Lender understands that such Notes have not been registered under the 1933 Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the 1933 Act pursuant to Section 4(2) thereof. It further understands that each Note will bear the following legend and agrees that it will hold such Note subject thereto:

         THIS NOTE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. NEITHER THIS NOTE NOR ANY PORTION HEREOF OR INTEREST HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE COMPANY SHALL HAVE RECEIVED, AT THE EXPENSE OF THE HOLDER HEREOF, EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE COMPANY (WHICH MAY INCLUDE, AMONG OTHER THINGS, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY).

         (b) Authority of Each Lender; Execution of Agreement. Such Lender has all requisite power and authority to enter into this Agreement, and to perform the transactions and obligations to be performed by it hereunder. This Agreement has been duly authorized, executed and delivered by it and constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles or principles equivalent or similar to equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

         (c) Accredited Investor. Such Lender is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act.


                                   ARTICLE VI
                            COVENANTS AND AGREEMENTS

         6.1 Affirmative Covenants. So long as any Indebtedness remains outstanding under this Agreement and the Notes, the Company covenants and agrees that it will, and will cause each Subsidiary to:

         (a) Certain Information and SEC Reports. Furnish to the Agent in form and substance satisfactory to the Agent:

                  (i) within five (5) days after the Company learns of the commencement or threatened commencement of any material claim or suit, legal or equitable, or of any administrative, arbitration or other similar proceeding against the Company or any of its Subsidiaries, or any of their respective businesses, assets or properties, written notice of the nature and extent of such suit or proceeding;

                  (ii) within five (5) days after the Company learns of any circumstance or event which reasonably can be expected to have a material adverse effect on the assets, properties, liabilities, condition (financial or otherwise), results of operations, business or prospects of the Company, written notice of the nature and extent of such circumstance or event;

                  (iii) simultaneously with the transmission thereof to the Company's stockholders, copies (or notice from an EDGAR watch service) of all financial statements, proxy statements, reports and any other general written communications which the Company sends to its stockholders and copies (or notice from an EDGAR watch service) of all registration statements and all regular, special or periodic reports which the Company files with the SEC or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available generally by the Company to the public concerning material developments in the Company's businesses; and

                  (iv) within ten (10) days after any Holder makes a reasonable request therefor, such other data relating to the business, affairs and condition (financial or otherwise) of the Company or any of its Subsidiaries.

         (b) Taxes. Pay and discharge all taxes and other governmental charges before the same shall become overdue, unless and to the extent only that (i) such payment is being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been established on the books and records of the Company and (ii) the failure to so pay and discharge such taxes and other governmental charges would give rise to Liens upon the Company's properties or any part thereof.

         (c) Insurance. Maintain insurance coverage on its physical assets and against other business risks in such amounts and of such types as are customarily carried by companies similar in size and nature, and in the event of acquisition of additional property, real or personal, or of incurrence of additional risks of any nature, increase such insurance coverage in such manner and to such extent as prudent business judgment and present practice would dictate.

         (d) Examination of Books. Permit the Agent, through its attorneys, accountants and representatives, to examine the Company's books, accounts, records, ledgers and assets of every kind and description at all reasonable times upon prior oral or written request of the Agent, at the Company's cost and expense (provided that so long as the Company shall not be in Default, the Company shall be obligated to pay for no more than one (1) such examination).

         (e) Notification of Events of Default, Acceleration or Material Adverse Effect. Promptly notify the Agent of any condition or event which constitutes, or with the passage of time and/or the giving of notice would constitute, a Default or an Event of Default under this Agreement, or of any default under any Contract, and promptly inform the Agent of the existence or occurrence of any condition or event (other than conditions having an effect on the economy in general) which could reasonably be anticipated to have a material adverse effect upon the Company's condition (financial or otherwise).

         (f) Maintenance of Licenses. Maintain in good standing all material licenses required by any Governmental Authority that may be necessary or required for the Company and its Subsidiaries to carry on their respective businesses.

         (g) ERISA Compliance. Comply with all material requirements imposed by the Employee Retirement Income Security Act of 1974, as amended.

         (h) Compliance with Law. Comply with all applicable laws, rules, regulations and orders of any Governmental Authority, except where the failure to so comply will not have a material adverse effect on the financial condition, business or operations of the Company and its Subsidiaries, taken as a whole, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon the Company or upon its property, except to the extent that compliance with any of the foregoing is then being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been established on the books and records of the Company.

         6.2 Negative Covenants . The Company covenants and agrees that so long as any Indebtedness remains outstanding under this Agreement and any Note, without the prior written consent of the Holder, which consent will not be unreasonably withheld or delayed, the Company will not:

                  (a) No Mergers, Etc. Enter into any merger or consolidation or sell, lease, transfer or dispose of all, substantially all, or any material part of its assets, except for sales of inventory in the ordinary course of its business.

                  (b) Limitations on Indebtedness. Become or remain obligated, or suffer or permit any Subsidiary to become or remain obligated, for any Indebtedness, except Indebtedness arising pursuant to this Agreement and except as described on Schedule 6.2(b).

                  (c) Limitations on Mortgages. Create or
permit to exist any Lien on the Collateral, other than Liens in favor of the Lenders.

                                   ARTICLE VII
                                      AGENT

         In order to expedite the transactions contemplated by this Agreement, VXM is hereby appointed to act as Agent on behalf of the Lenders. Each of the Lenders and each subsequent holder of any Note, by its acceptance thereof, irrevocably authorizes the Agent to take such action on its behalf and to exercise such powers hereunder and under the Security Documents as are specifically delegated to or required of the Agent by the terms hereof and the terms thereof together with such actions and powers as are reasonably incidental thereto. Neither the Agent nor any of its directors, officers, employees or agents shall be liable as such for any action taken or omitted to be taken by it or them hereunder or under any of the Security Documents or in connection herewith or therewith (a) at the request or with the approval of all the Lenders or (b) in the absence of its or their own gross negligence or willful misconduct.

         The Company shall be entitled to rely conclusively on the instructions and decisions of the Agent as to any matter described herein, and no party hereto shall have any cause of action against the Company for any action taken by the Company in reliance upon the instructions or decisions of the Agent. Payment by the Company of the principal balance of all Loans and all accrued interest to the Agent shall constitute payment to all of the Lenders for all purposes of this Agreement.

         The Agent is hereby expressly authorized on behalf of the Lenders, without hereby limiting any implied authority, (a) to receive on behalf of each of the Lenders any payment of principal of or interest on the Notes outstanding hereunder and all other amounts accrued hereunder which are paid to the Agent, and promptly to distribute to each Lender its proper share of all payments so received, (b) to distribute to each Lender copies of all notices, agreements and other material as provided for in this Agreement or in the Security Documents as received by such Agent and (c) to take all actions with respect to this Agreement and the Security Documents as are specifically delegated to the Agent.

         In the event that (a) the Company fails to pay when due the principal of or interest on any Note or any fee payable hereunder or (b) the Agent receives written notice of the occur-rence of a Default or an Event of Default (the Agent being deemed not to have knowledge of any Default or Event of Default unless and until written notice thereof is given to the Agent by the Company or a Lender), the Agent within a reasonable time shall give written notice thereof to the Lenders, and shall take such action with respect to such Event of Default or other condition or event as it shall be directed to take by the Lenders; provided, however, that, unless and until the Agent shall have received such directions, the Agent may take such action or refrain from taking such action hereunder or under the Security Documents with respect to a Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         The Agent shall not be responsible in any manner to any of the Lenders for the effectiveness, enforceability, perfection, value, genuineness, validity or due execution of this Agreement, the Notes or any of the other Security Documents or Collateral or any other agreements or certificates, requests, financial statements, notices or opinions of counsel or for any recitals, statements, warranties or representations contained herein or in any such instrument or be under any obligation to ascertain or inquire as to the performance or observance of any of the terms, provisions, covenants, conditions, agreements or obligations of this Agreement or any of the other Security Documents or any other agreements on the part of the Company and, without limiting the generality of the foregoing, the Agent shall, in the absence of knowledge to the contrary, be entitled to accept any certificate furnished pursuant to this Agreement or any of the other Security Documents as conclusive evidence of the facts stated therein and shall be entitled to rely on any note, notice, consent, certificate, affidavit, letter, statement, order or other document which it believes in good faith to be genuine and correct and to have been signed or sent by the proper Person or Persons. It is understood and agreed that the Agent may exercise its rights and powers under other agreements and instruments to which it is or may be a party, and engage in other transactions with the Company, as though it were not Agent of the Lenders hereunder.

         The Agent shall promptly give notice to the Lenders of the receipt or sending of any notice, schedule, report, projection, financial statement or other document or information pursuant to this Agreement or any of the other Security Documents and shall promptly forward a copy thereof to each Lender.

         Neither the Agent nor any of its directors, officers, employees or agents shall have any responsibility to the Company on account of the failure or delay in performance or breach by any Lender other than the Agent of any of its obligations hereunder or to any Lender on account of the failure of or delay in performance or breach by any other Lender or the Company of any of their respective obligations hereunder or in connection herewith.

         The Agent may consult with legal counsel selected by it in connection with matters arising under this Agreement or any of the other Security Documents and any action taken or suffered in good faith by it in accordance with the opinion of such counsel shall be full justification and protection to it. The Agent may exercise any of its powers and rights and perform any duty under this Agreement or any of the other Security Documents through agents or attorneys.

         The Agent and the Company may deem and treat the payee of any Note as the holder thereof until written notice of transfer shall have been delivered as provided herein by such payee to the Agent and the Company.

         With respect to the Loans made hereunder and the Notes issued to it, the Agent in its individual capacity and not as an Agent shall have the same rights, powers and duties hereunder and under any other agreement executed in connection herewith as any other Lender and may exercise the same as though it were not the Agent, and the Agent and its affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Company or other Affiliate thereof as if it were not the Agent. Each of the Lenders hereby acknowledges that the Agent and/or one or more Affiliates of the Agent may at any time and from time to time be a holder of equity interests in the Company.

         Each Lender agrees (i) to reimburse the Agent in the amount of such Lender's pro rata share (based on the applicable portion of the Loan Commitment hereunder) of any expenses incurred for its own benefit and for the benefit of the Lenders by the Agent, including counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, not reimbursed by the Company and (ii) to indemnify and hold harmless the Agent and any of its directors, officers, employees or agents, on demand, in the amount of its pro rata share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as the Agent or any of them in any way relating to or arising out of this Agreement or any of the other Security Documents or any action taken or omitted by it or any of them under this Agreement or any of the other Security Documents, to the extent not reimbursed by the Company; provided, however, that no Lender shall be liable to the Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgment, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Agent or any of its directors, officers, employees or agents.

         With respect to the release of Collateral, the Lenders hereby irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any property covered by this Agreement or the other Security Documents (i) upon termination of the Loan Commitment and payment and satisfaction of all obligations; (ii) constituting property being sold or disposed of in compliance with the provisions of this Agreement (and the Agent may rely in good faith conclusively on any such certificate, without further inquiry); or (iii) constituting property leased to Company or any Subsidiary under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by Company or such Subsidiary to be, renewed or extended; provided, however, that (x) the Agent shall not be required to execute any release on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (y) such release shall not in any manner discharge, affect or impair the obligations of the Company or any Liens upon (or obligations of the Company in respect of), all interests retained by the Company, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the property covered by this Agreement or the Security Documents.

         With respect to perfecting the Lenders' security interest in Collateral which, in accordance with Article 9 of the Uniform Commercial Code in any applicable jurisdiction, can be perfected only by possession, each Lender hereby appoints each other Lender for the purpose of perfecting such interest. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent, and, promptly upon the Agent's request, shall deliver such Collateral to the Agent or in accordance with the Agent's instructions. Each Lender agrees that it will not have any right individually to enforce or seek to enforce this Agreement or any Security Document or to realize upon any Collateral for the Loans, it being understood and agreed that such rights and remedies may be exercised only by the Agent.

         In the event that a petition seeking relief under any Bankruptcy Law is filed by or against the Company, the Agent is authorized to file a proof of claim on behalf of itself and the Lenders in such proceeding for the total amount owed by the Company. With respect to any such proof of claim which the Agent may file, each Lender acknowledges that without reliance on such proof of claim, such Lender shall make its own evaluation as to whether an individual proof of claim must be filed in respect of amounts owed to such Lender and, if so, take the steps necessary to prepare and timely file such individual claim.

         Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and any other Security Document to which such Lender is party. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Security Document, any related agreement or any document furnished hereunder.

         Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by notifying the Lenders and the Company. Upon any such resignation, the Lenders shall have the right to appoint a successor agent. If no successor agent shall have been so appointed by such Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor agent which shall be a bank with an office (or an affiliate with an office) in New York, New York, having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder and under each of the other Security Documents. After any agent's resignation hereunder, the provisions of this Article shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as agent.

         The Lenders hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by the Agent pursuant to the provisions of this Agreement or any of the other Security Documents unless it shall be requested in writing to do so by all the Lenders. The Lenders hereby further acknowledge that the Agent is not acting as the fiduciary of, or the trustee for, any of the Lenders and except as expressly set forth herein, the Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information communicated to the Agent by or relating to the Company or any of its Subsidiaries.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.1 Waiver and Amendments. No failure or delay on the part of the Agent in the exercise of any power or right, and no course of dealing between the Company and the Agent, shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. Remedies provided for herein are cumulative and not exclusive of any remedies which may be available to the Lenders at law or in equity. No notice to or demand on the Company required hereunder or under any Note shall in any event entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Lenders to any other or further action and any circumstances without notice or demand. Except as may otherwise be specifically provided in this Agreement, no amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or any Note shall in any event be effective with respect to any Lender unless the same shall be in writing and signed and delivered by the Agent on behalf of such Lender. Any waiver of any provision of this Agreement or any Note, and any consent to any departure by the Company from the terms of any provision of this Agreement or any Note, shall be effective only in the specific instance and for the specific purpose for which given.

         8.2 Notices. All notices and other communications required or permitted under this Agreement shall be in writing and, if mailed by prepaid registered or certified mail, return receipt requested, shall be deemed to have been received on the earlier of the date shown on the receipt or three (3) Business Days after the post-mark date thereof. Notices may be given by recognized overnight courier services and shall be deemed to have been received as of the regularly scheduled time for delivery established by such courier service. Notices may be given by telecopier (receipt confirmed) and shall be deemed to have been received upon transmission. In addition, notices hereunder may be delivered by hand in which event the notice shall be deemed effective when delivered or by telecopy in which case it shall be deemed effective upon confirmation of transmission. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

                  If to the Company:

                           Balanced Care Corporation
                           1215 Manor Drive
                           Mechanicsburg, Pennsylvania 17055
                           Attention: Robin L. Barber, Senior Vice President and Counsel
                           Fax: (717) 796-6294

                  With a copy to:

                           Kirkpatrick & Lockhart LLP
                           1500 Oliver Building
                           Pittsburgh, Pennsylvania  15222
                           Attention:  Steven J. Adelkoff, Esq.
                           Fax:  (412) 355-6501

                  If to any Lender or the Agent:

                           c/o Unsworth & Associates
                           Herengracht 483
                           Amsterdam, The Netherlands
                           Attention:  Brad Unsworth
                           Fax:  011-31-20-623-2285

                  With a copy to:

                           Kaye Scholer LLP
                           425 Park Avenue
                           New York, New York  10022
                           Attention:  Rory A. Greiss, Esq.
                           Fax:  (212) 836-7152

Any party hereto may change the address to which notices shall be directed under this Section by giving written notice of such change to the other parties.

         8.3 Expenses. The Company shall reimburse the Agent for all of its reasonable out-of-pocket expenses incurred in the negotiation, preparation, execution and delivery of this Agreement, the Notes and related matters, and all related due diligence, including, without limitation, the expenses of legal counsel and accountants. The Company shall also reimburse each Holder for all of its out-of-pocket expenses incurred in the administration, waiver, modification and enforcement of any of its rights under this Agreement and the Note held by it, including, without limitation, the reasonable expenses of legal counsel and accountants. In addition, the Company shall be responsible for any documentary taxes incurred in connection with the transactions contemplated by this Agreement and the Notes.

         8.4 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         8.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

         8.6 Successors and Assigns. This Agreement shall be binding upon the Company, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of Company, the Lenders and the Agent and their successors and assigns.

         8.7 Headings. Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

         8.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument.

         8.9 Withholding Tax. The Lenders acknowledge that the Company will be required to comply with the requirements of the Internal Revenue Service and other taxing authorities relative to backup withholding and the Lenders may be subject to backup withholding depending on their status and compliance with applicable filing requirements of the Internal Revenue Service and other taxing authorities.

         8.10 Subordination Agreement. The parties hereto acknowledge that such parties, Heller Healthcare Finance, Inc. and certain other Persons are parties to that certain Subordination Agreement, dated as of April 4, 2001, and that the rights of the Lenders hereunder are subject thereto.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned thereunto duly authorized as of the date first written above.

                                          THE COMPANY:

                                          BALANCED CARE CORPORATION


                                          By: /s/ Robin L. Barber
                                                   Name:  Robin L. Barber
                                                   Title: Senior Vice President
                                                     and Legal Counsel &
                                                     Assistant Secretary
                                          THE LENDERS:

                                          VXM INVESTMENTS LIMITED, as Lender


                                          By: /s/ J.B. Unsworth
                                                   Name:  J.B. Unsworth
                                                   Title: Director
                                          HR INVESTMENTS LIMITED


                                          By: /s/ J.B. Unsworth
                                                   Name:  J.B. Unsworth
                                                   Title: Director
                                          RH INVESTMENTS LIMITED


                                          By: /s/ J.B. Unsworth
                                                   Name:  J.B. Unsworth
                                                   Title: Director
                                          THE AGENT:

                                          VXM INVESTMENTS LIMITED, as Agent


                                          By: /s/ J.B. Unsworth
                                                   Name:  J.B. Unsworth
                                                   Title: Director

                                   Schedule I

       ISSUER                            HOLDER                      CERTIFICATE            No.
                                                                         NO.           Shares/Units

Balanced Care Realty              Balanced Care Corporation                1                25
at Altoona, Inc.
Balanced Care Realty              Balanced Care Realty                     2                25
at Altoona, Inc.                  at I, Inc.
Balanced Care Realty              Balanced Care Realty                     3                25
at Altoona, Inc.                  at II, Inc.
Balanced Care Realty              Balanced Care Realty                     4                25
at Altoona, Inc.                  at III, Inc.
Balanced Care Realty              Balanced Care Realty                     5                25
at Altoona, Inc.                  at IV, Inc.
Balanced Care Realty              Balanced Care Realty                     6                25
at Altoona, Inc.                  at V, Inc.
Balanced Care Realty              Balanced Care Realty                     7                25
at Altoona, Inc.                  at VI, Inc.
Balanced Care Realty              Balanced Care Realty                     8                25
at Altoona, Inc.                  at VII, Inc.
Balanced Care Realty              Balanced Care Realty                     9                25
at Altoona, Inc.                  at VIII, Inc.
Balanced Care Realty              Balanced Care Realty                    10                25
at Altoona, Inc.                  at IX, Inc.
Balanced Care Realty              Balanced Care Realty                    11                25
at Altoona, Inc.                  at X, Inc.
Balanced Care Realty              Balanced Care Realty                    12                25
at Altoona, Inc.                  at XI, Inc.
Balanced Care Realty              Balanced Care Realty                    13                25
at Altoona, Inc.                  at XII, Inc.
Balanced Care Realty              Balanced Care Realty                    14                25
at Altoona, Inc.                  at XIII, Inc.

Balanced Care Realty              Balanced Care Realty                    15                25
at Altoona, Inc.                  at XIV, Inc.
Balanced Care Realty              Balanced Care Realty                    16                25
at Altoona, Inc.                  at XV, Inc.
Balanced Care Realty              Balanced Care Realty                    17                25
at Altoona, Inc.                  at XVI, Inc.
Balanced Care Realty              Balanced Care Realty                    18                25
at Altoona, Inc.                  at XVII, Inc.
Balanced Care Realty              Balanced Care Realty                    19                25
at Altoona, Inc.                  at XVIII, Inc.
Balanced Care Realty              Balanced Care Realty                    20                25
at Altoona, Inc.                  at XIX, Inc.
Balanced Care Realty              Balanced Care Realty                    21                25
at Altoona, Inc.                  at XX, Inc.
Balanced Care Realty              Balanced Care Realty                    22                25
at Altoona, Inc.                  at XXI, Inc.
Balanced Care Realty              Balanced Care Realty                    23                25
at Altoona, Inc.                  at XXII, Inc.
Balanced Care Realty              Balanced Care Realty                    24                25
at Altoona, Inc.                  at XXIII, Inc.
Balanced Care Realty              Balanced Care Realty                    25                25
at Altoona, Inc.                  at XXIV, Inc.
Balanced Care Realty              Balanced Care Realty                    26                25
at Altoona, Inc.                  at XXV, Inc.
Balanced Care Realty              Balanced Care Realty                    27                25
at Altoona, Inc.                  at XXVI, Inc.

Balanced Care Realty              Balanced Care Realty                    28                25
at Altoona, Inc.                  at XXVII, Inc.
Balanced Care Realty              Balanced Care Realty                    29                25
at Altoona, Inc.                  at XXVIII, Inc.
Balanced Care Realty              Balanced Care Realty                    30                25
at Altoona, Inc.                  at XXIX, Inc.
Balanced Care Realty              Balanced Care Realty                    31                25
at Altoona, Inc.                  at XXX, Inc.
Balanced Care Realty              Balanced Care Realty                    32                25
at Altoona, Inc.                  at XXXI, Inc.
Balanced Care Realty              Balanced Care Realty                    33                25
at Altoona, Inc.                  at XXXII, Inc.
Balanced Care Realty              Balanced Care Realty                    34                25
at Altoona, Inc.                  at XXXIII, Inc.
Balanced Care Realty              Balanced Care Realty                    35                25
at Altoona, Inc.                  at XXXIV, Inc.
Balanced Care Realty              Balanced Care Realty                    36                25
at Altoona, Inc.                  at XXXV, Inc.
Balanced Care Realty              Balanced Care Realty                    37                25
at Altoona, Inc.                  at XXXVI, Inc.
Balanced Care Realty              Balanced Care Realty                    38                25
at Altoona, Inc.                  at XXXVII, Inc.
Balanced Care Realty              Balanced Care Realty                    39                25
at Altoona, Inc.                  at XXXVIII, Inc.

Balanced Care Realty              Balanced Care Realty                    40                25
at Altoona, Inc.                  at XXXIX, Inc.
Balanced Care Realty              Balanced Care Corporation                1                25
at Berwick, Inc.
Balanced Care Realty              Balanced Care Realty                     2                25
at Berwick, Inc.                  at I, Inc.
Balanced Care Realty              Balanced Care Realty                     3                25
at Berwick, Inc.                  at II, Inc.
Balanced Care Realty              Balanced Care Realty                     4                25
at Berwick, Inc.                  at III, Inc.
Balanced Care Realty              Balanced Care Realty                     5                25
at Berwick, Inc.                  at IV, Inc.
Balanced Care Realty              Balanced Care Realty                     6                25
at Berwick, Inc.                  at V, Inc.
Balanced Care Realty              Balanced Care Realty                     7                25
at Berwick, Inc.                  at VI, Inc.
Balanced Care Realty              Balanced Care Realty                     8                25
at Berwick, Inc.                  at VII, Inc.
Balanced Care Realty              Balanced Care Realty                     9                25
at Berwick, Inc.                  at VIII, Inc.
Balanced Care Realty              Balanced Care Realty                    10                25
at Berwick, Inc.                  at IX, Inc.
Balanced Care Realty              Balanced Care Realty                    11                25
at Berwick, Inc.                  at X, Inc.
Balanced Care Realty              Balanced Care Realty                    12                25
at Berwick, Inc.                  at XI, Inc.
Balanced Care Realty              Balanced Care Realty                    13                25
at Berwick, Inc.                  at XII, Inc.
Balanced Care Realty              Balanced Care Realty                    14                25
at Berwick, Inc.                  at XIII, Inc.

Balanced Care Realty              Balanced Care Realty                    15                25
at Berwick, Inc.                  at XIV, Inc.
Balanced Care Realty              Balanced Care Realty                    16                25
at Berwick, Inc.                  at XV, Inc.
Balanced Care Realty              Balanced Care Realty                    17                25
at Berwick, Inc.                  at XVI, Inc.
Balanced Care Realty              Balanced Care Realty                    18                25
at Berwick, Inc.                  at XVII, Inc.
Balanced Care Realty              Balanced Care Realty                    19                25
at Berwick, Inc.                  at XVIII, Inc.
Balanced Care Realty              Balanced Care Realty                    20                25
at Berwick, Inc.                  at XIX, Inc.
Balanced Care Realty              Balanced Care Realty                    21                25
at Berwick, Inc.                  at XX, Inc.
Balanced Care Realty              Balanced Care Realty                    22                25
at Berwick, Inc.                  at XXI, Inc.
Balanced Care Realty              Balanced Care Realty                    23                25
at Berwick, Inc.                  at XXII, Inc.
Balanced Care Realty              Balanced Care Realty                    24                25
at Berwick, Inc.                  at XXIII, Inc.
Balanced Care Realty              Balanced Care Realty                    25                25
at Berwick, Inc.                  at XXIV, Inc.
Balanced Care Realty              Balanced Care Realty                    26                25
at Berwick, Inc.                  at XXV, Inc.
Balanced Care Realty              Balanced Care Realty                    27                25
at Berwick, Inc.                  at XXVI, Inc.

Balanced Care Realty              Balanced Care Realty                    28                25
at Berwick, Inc.                  at XXVII, Inc.
Balanced Care Realty              Balanced Care Realty                    29                25
at Berwick, Inc.                  at XXVIII, Inc.
Balanced Care Realty              Balanced Care Realty                    30                25
at Berwick, Inc.                  at XXIX, Inc.
Balanced Care Realty              Balanced Care Realty                    31                25
at Berwick, Inc.                  at XXX, Inc.
Balanced Care Realty              Balanced Care Realty                    32                25
at Berwick, Inc.                  at XXXI, Inc.
Balanced Care Realty              Balanced Care Realty                    33                25
at Berwick, Inc.                  at XXXII, Inc.
Balanced Care Realty              Balanced Care Realty                    34                25
at Berwick, Inc.                  at XXXIII, Inc.
Balanced Care Realty              Balanced Care Realty                    35                25
at Berwick, Inc.                  at XXXIV, Inc.
Balanced Care Realty              Balanced Care Realty                    36                25
at Berwick, Inc.                  at XXXV, Inc.
Balanced Care Realty              Balanced Care Realty                    37                25
at Berwick, Inc.                  at XXXVI, Inc.
Balanced Care Realty              Balanced Care Realty                    38                25
at Berwick, Inc.                  at XXXVII, Inc.
Balanced Care Realty              Balanced Care Realty                    39                25
at Berwick, Inc.                  at XXXVIII, Inc.

Balanced Care Realty              Balanced Care Realty                    40                25
at Berwick, Inc.                  at XXXIX, Inc.
Balanced Care Realty              Balanced Care Corporation                1                25
at Lewistown, Inc.
Balanced Care Realty              Balanced Care Realty                     2                25
at Lewistown, Inc.                at I, Inc.
Balanced Care Realty              Balanced Care Realty                     3                25
at Lewistown, Inc.                at II, Inc.
Balanced Care Realty              Balanced Care Realty                     4                25
at Lewistown, Inc.                at III, Inc.
Balanced Care Realty              Balanced Care Realty                     5                25
at Lewistown, Inc.                at IV, Inc.
Balanced Care Realty              Balanced Care Realty                     6                25
at Lewistown, Inc.                at V, Inc.
Balanced Care Realty              Balanced Care Realty                     7                25
at Lewistown, Inc.                at VI, Inc.
Balanced Care Realty              Balanced Care Realty                     8                25
at Lewistown, Inc.                at VII, Inc.
Balanced Care Realty              Balanced Care Realty                     9                25
at Lewistown, Inc.                at VIII, Inc.
Balanced Care Realty              Balanced Care Realty                    10                25
at Lewistown, Inc.                at IX, Inc.
Balanced Care Realty              Balanced Care Realty                    11                25
at Lewistown, Inc.                at X, Inc.
Balanced Care Realty              Balanced Care Realty                    12                25
at Lewistown, Inc.                at XI, Inc.
Balanced Care Realty              Balanced Care Realty                    13                25
at Lewistown, Inc.                at XII, Inc.
Balanced Care Realty              Balanced Care Realty                    14                25
at Lewistown, Inc.                at XIII, Inc.

Balanced Care Realty              Balanced Care Realty                    15                25
at Lewistown, Inc.                at XIV, Inc.
Balanced Care Realty              Balanced Care Realty                    16                25
at Lewistown, Inc.                at XV, Inc.
Balanced Care Realty              Balanced Care Realty                    17                25
at Lewistown, Inc.                at XVI, Inc.
Balanced Care Realty              Balanced Care Realty                    18                25
at Lewistown, Inc.                at XVII, Inc.
Balanced Care Realty              Balanced Care Realty                    19                25
at Lewistown, Inc.                at XVIII, Inc.
Balanced Care Realty              Balanced Care Realty                    20                25
at Lewistown, Inc.                at XIX, Inc.
Balanced Care Realty              Balanced Care Realty                    21                25
at Lewistown, Inc.                at XX, Inc.
Balanced Care Realty              Balanced Care Realty                    22                25
at Lewistown, Inc.                at XXI, Inc.
Balanced Care Realty              Balanced Care Realty                    23                25
at Lewistown, Inc.                at XXII, Inc.
Balanced Care Realty              Balanced Care Realty                    24                25
at Lewistown, Inc.                at XXIII, Inc.
Balanced Care Realty              Balanced Care Realty                    25                25
at Lewistown, Inc.                at XXIV, Inc.
Balanced Care Realty              Balanced Care Realty                    26                25
at Lewistown, Inc.                at XXV, Inc.
Balanced Care Realty              Balanced Care Realty                    27                25
at Lewistown, Inc.                at XXVI, Inc.

Balanced Care Realty              Balanced Care Realty                    28                25
at Lewistown, Inc.                at XXVII, Inc.
Balanced Care Realty              Balanced Care Realty                    29                25
at Lewistown, Inc.                at XXVIII, Inc.
Balanced Care Realty              Balanced Care Realty                    30                25
at Lewistown, Inc.                at XXIX, Inc.
Balanced Care Realty              Balanced Care Realty                    31                25
at Lewistown, Inc.                at XXX, Inc.
Balanced Care Realty              Balanced Care Realty                    32                25
at Lewistown, Inc.                at XXXI, Inc.
Balanced Care Realty              Balanced Care Realty                    33                25
at Lewistown, Inc.                at XXXII, Inc.
Balanced Care Realty              Balanced Care Realty                    34                25
at Lewistown, Inc.                at XXXIII, Inc.
Balanced Care Realty              Balanced Care Realty                    35                25
at Lewistown, Inc.                at XXXIV, Inc.
Balanced Care Realty              Balanced Care Realty                    36                25
at Lewistown, Inc.                at XXXV, Inc.
Balanced Care Realty              Balanced Care Realty                    37                25
at Lewistown, Inc.                at XXXVI, Inc.
Balanced Care Realty              Balanced Care Realty                    38                25
at Lewistown, Inc.                at XXXVII, Inc.
Balanced Care Realty              Balanced Care Realty                    39                25
at Lewistown, Inc.                at XXXVIII, Inc.

Balanced Care Realty              Balanced Care Realty                    40                25
at Lewistown, Inc.                at XXXIX, Inc.
Balanced Care Realty              Balanced Care Corporation                1                25
at Peckville, Inc.
Balanced Care Realty              Balanced Care Realty                     2                25
at Peckville, Inc.                at I, Inc.
Balanced Care Realty              Balanced Care Realty                     3                25
at Peckville, Inc.                at II, Inc.
Balanced Care Realty              Balanced Care Realty                     4                25
at Peckville, Inc.                at III, Inc.
Balanced Care Realty              Balanced Care Realty                     5                25
at Peckville, Inc.                at IV, Inc.
Balanced Care Realty              Balanced Care Realty                     6                25
at Peckville, Inc.                at V, Inc.
Balanced Care Realty              Balanced Care Realty                     7                25
at Peckville, Inc.                at VI, Inc.
Balanced Care Realty              Balanced Care Realty                     8                25
at Peckville, Inc.                at VII, Inc.
Balanced Care Realty              Balanced Care Realty                     9                25
at Peckville, Inc.                at VIII, Inc.
Balanced Care Realty              Balanced Care Realty                    10                25
at Peckville, Inc.                at IX, Inc.
Balanced Care Realty              Balanced Care Realty                    11                25
at Peckville, Inc.                at X, Inc.
Balanced Care Realty              Balanced Care Realty                    12                25
at Peckville, Inc.                at XI, Inc.
Balanced Care Realty              Balanced Care Realty                    13                25
at Peckville, Inc.                at XII, Inc.
Balanced Care Realty              Balanced Care Realty                    14                25
at Peckville, Inc.                at XIII, Inc.

Balanced Care Realty              Balanced Care Realty                    15                25
at Peckville, Inc.                at XIV, Inc.
Balanced Care Realty              Balanced Care Realty                    16                25
at Peckville, Inc.                at XV, Inc.
Balanced Care Realty              Balanced Care Realty                    17                25
at Peckville, Inc.                at XVI, Inc.
Balanced Care Realty              Balanced Care Realty                    18                25
at Peckville, Inc.                at XVII, Inc.
Balanced Care Realty              Balanced Care Realty                    19                25
at Peckville, Inc.                at XVIII, Inc.
Balanced Care Realty              Balanced Care Realty                    20                25
at Peckville, Inc.                at XIX, Inc.
Balanced Care Realty              Balanced Care Realty                    21                25
at Peckville, Inc.                at XX, Inc.
Balanced Care Realty              Balanced Care Realty                    22                25
at Peckville, Inc.                at XXI, Inc.
Balanced Care Realty              Balanced Care Realty                    23                25
at Peckville, Inc.                at XXII, Inc.
Balanced Care Realty              Balanced Care Realty                    24                25
at Peckville, Inc.                at XXIII, Inc.
Balanced Care Realty              Balanced Care Realty                    25                25
at Peckville, Inc.                at XXIV, Inc.
Balanced Care Realty              Balanced Care Realty                    26                25
at Peckville, Inc.                at XXV, Inc.
Balanced Care Realty              Balanced Care Realty                    27                25
at Peckville, Inc.                at XXVI, Inc.
Balanced Care Realty              Balanced Care Realty                    28                25
at Peckville, Inc.                at XXVII, Inc.

Balanced Care Realty              Balanced Care Realty                    29                25
at Peckville, Inc.                at XXVIII, Inc.
Balanced Care Realty              Balanced Care Realty                    30                25
at Peckville, Inc.                at XXIX, Inc.
Balanced Care Realty              Balanced Care Realty                    31                25
at Peckville, Inc.                at XXX, Inc.
Balanced Care Realty              Balanced Care Realty                    32                25
at Peckville, Inc.                at XXXI, Inc.
Balanced Care Realty              Balanced Care Realty                    33                25
at Peckville, Inc.                at XXXII, Inc.
Balanced Care Realty              Balanced Care Realty                    34                25
at Peckville, Inc.                at XXXIII, Inc.
Balanced Care Realty              Balanced Care Realty                    35                25
at Peckville, Inc.                at XXXIV, Inc.
Balanced Care Realty              Balanced Care Realty                    36                25
at Peckville, Inc.                at XXXV, Inc.
Balanced Care Realty              Balanced Care Realty                    37                25
at Peckville, Inc.                at XXXVI, Inc.
Balanced Care Realty              Balanced Care Realty                    38                25
at Peckville, Inc.                at XXXVII, Inc.
Balanced Care Realty              Balanced Care Realty                    39                25
at Peckville, Inc.                at XXXVIII, Inc.
Balanced Care Realty              Balanced Care Realty                    40                25
at Peckville, Inc.                at XXXIX, Inc.

Balanced Care Realty              Balanced Care Corporation                1                25
at Reading, Inc.
Balanced Care Realty              Balanced Care Realty                     2                25
at Reading, Inc.                  at I, Inc.
Balanced Care Realty              Balanced Care Realty                     3                25
at Reading, Inc.                  at II, Inc.
Balanced Care Realty              Balanced Care Realty                     4                25
at Reading, Inc.                  at III, Inc.
Balanced Care Realty              Balanced Care Realty                     5                25
at Reading, Inc.                  at IV, Inc.
Balanced Care Realty              Balanced Care Realty                     6                25
at Reading, Inc.                  at V, Inc.
Balanced Care Realty              Balanced Care Realty                     7                25
at Reading, Inc.                  at VI, Inc.
Balanced Care Realty              Balanced Care Realty                     8                25
at Reading, Inc.                  at VII, Inc.
Balanced Care Realty              Balanced Care Realty                     9                25
at Reading, Inc.                  at VIII, Inc.
Balanced Care Realty              Balanced Care Realty                    10                25
at Reading, Inc.                  at IX, Inc.
Balanced Care Realty              Balanced Care Realty                    11                25
at Reading, Inc.                  at X, Inc.
Balanced Care Realty              Balanced Care Realty                    12                25
at Reading, Inc.                  at XI, Inc.
Balanced Care Realty              Balanced Care Realty                    13                25
at Reading, Inc.                  at XII, Inc.
Balanced Care Realty              Balanced Care Realty                    14                25
at Reading, Inc.                  at XIII, Inc.

Balanced Care Realty              Balanced Care Realty                    15                25
at Reading, Inc.                  at XIV, Inc.
Balanced Care Realty              Balanced Care Realty                    16                25
at Reading, Inc.                  at XV, Inc.
Balanced Care Realty              Balanced Care Realty                    17                25
at Reading, Inc.                  at XVI, Inc.
Balanced Care Realty              Balanced Care Realty                    18                25
at Reading, Inc.                  at XVII, Inc.
Balanced Care Realty              Balanced Care Realty                    19                25
at Reading, Inc.                  at XVIII, Inc.
Balanced Care Realty              Balanced Care Realty                    20                25
at Reading, Inc.                  at XIX, Inc.
Balanced Care Realty              Balanced Care Realty                    21                25
at Reading, Inc.                  at XX, Inc.
Balanced Care Realty              Balanced Care Realty                    22                25
at Reading, Inc.                  at XXI, Inc.
Balanced Care Realty              Balanced Care Realty                    23                25
at Reading, Inc.                  at XXII, Inc.
Balanced Care Realty              Balanced Care Realty                    24                25
at Reading, Inc.                  at XXIII, Inc.
Balanced Care Realty              Balanced Care Realty                    25                25
at Reading, Inc.                  at XXIV, Inc.
Balanced Care Realty              Balanced Care Realty                    26                25
at Reading, Inc.                  at XXV, Inc.
Balanced Care Realty              Balanced Care Realty                    27                25
at Reading, Inc.                  at XXVI, Inc.
Balanced Care Realty              Balanced Care Realty                    28                25
at Reading, Inc.                  at XXVII, Inc.

Balanced Care Realty              Balanced Care Realty                    29                25
at Reading, Inc.                  at XXVIII, Inc.
Balanced Care Realty              Balanced Care Realty                    30                25
at Reading, Inc.                  at XXIX, Inc.
Balanced Care Realty              Balanced Care Realty                    31                25
at Reading, Inc.                  at XXX, Inc.
Balanced Care Realty              Balanced Care Realty                    32                25
at Reading, Inc.                  at XXXI, Inc.
Balanced Care Realty              Balanced Care Realty                    33                25
at Reading, Inc.                  at XXXII, Inc.
Balanced Care Realty              Balanced Care Realty                    34                25
at Reading, Inc.                  at XXXIII, Inc.
Balanced Care Realty              Balanced Care Realty                    35                25
at Reading, Inc.                  at XXXIV, Inc.
Balanced Care Realty              Balanced Care Realty                    36                25
at Reading, Inc.                  at XXXV, Inc.
Balanced Care Realty              Balanced Care Realty                    37                25
at Reading, Inc.                  at XXXVI, Inc.
Balanced Care Realty              Balanced Care Realty                    38                25
at Reading, Inc.                  at XXXVII, Inc.
Balanced Care Realty              Balanced Care Realty                    39                25
at Reading, Inc.                  at XXXVIII, Inc.
Balanced Care Realty              Balanced Care Realty                    40                25
at Reading, Inc.                  at XXXIX, Inc.

Balanced Care Realty              Balanced Care Corporation                1                25
at Scranton, Inc.
Balanced Care Realty              Balanced Care Realty                     2                25
at Scranton, Inc.                 at I, Inc.
Balanced Care Realty              Balanced Care Realty                     3                25
at Scranton, Inc.                 at II, Inc.
Balanced Care Realty              Balanced Care Realty                     4                25
at Scranton, Inc.                 at III, Inc.
Balanced Care Realty              Balanced Care Realty                     5                25
at Scranton, Inc.                 at IV, Inc.
Balanced Care Realty              Balanced Care Realty                     6                25
at Scranton, Inc.                 at V, Inc.
Balanced Care Realty              Balanced Care Realty                     7                25
at Scranton, Inc.                 at VI, Inc.
Balanced Care Realty              Balanced Care Realty                     8                25
at Scranton, Inc.                 at VII, Inc.
Balanced Care Realty              Balanced Care Realty                     9                25
at Scranton, Inc.                 at VIII, Inc.
Balanced Care Realty              Balanced Care Realty                    10                25
at Scranton, Inc.                 at IX, Inc.
Balanced Care Realty              Balanced Care Realty                    11                25
at Scranton, Inc.                 at X, Inc.
Balanced Care Realty              Balanced Care Realty                    12                25
at Scranton, Inc.                 at XI, Inc.
Balanced Care Realty              Balanced Care Realty                    13                25
at Scranton, Inc.                 at XII, Inc.
Balanced Care Realty              Balanced Care Realty                    14                25
at Scranton, Inc.                 at XIII, Inc.
Balanced Care Realty              Balanced Care Realty                    15                25
at Scranton, Inc.                 at XIV, Inc.

Balanced Care Realty              Balanced Care Realty                    16                25
at Scranton, Inc.                 at XV, Inc.
Balanced Care Realty              Balanced Care Realty                    17                25
at Scranton, Inc.                 at XVI, Inc.
Balanced Care Realty              Balanced Care Realty                    18                25
at Scranton, Inc.                 at XVII, Inc.
Balanced Care Realty              Balanced Care Realty                    19                25
at Scranton, Inc.                 at XVIII, Inc.
Balanced Care Realty              Balanced Care Realty                    20                25
at Scranton, Inc.                 at XIX, Inc.
Balanced Care Realty              Balanced Care Realty                    21                25
at Scranton, Inc.                 at XX, Inc.
Balanced Care Realty              Balanced Care Realty                    22                25
at Scranton, Inc.                 at XXI, Inc.
Balanced Care Realty              Balanced Care Realty                    23                25
at Scranton, Inc.                 at XXII, Inc.
Balanced Care Realty              Balanced Care Realty                    24                25
at Scranton, Inc.                 at XXIII, Inc.
Balanced Care Realty              Balanced Care Realty                    25                25
at Scranton, Inc.                 at XXIV, Inc.
Balanced Care Realty              Balanced Care Realty                    26                25
at Scranton, Inc.                 at XXV, Inc.
Balanced Care Realty              Balanced Care Realty                    27                25
at Scranton, Inc.                 at XXVI, Inc.
Balanced Care Realty              Balanced Care Realty                    28                25
at Scranton, Inc.                 at XXVII, Inc.

Balanced Care Realty              Balanced Care Realty                    29                25
at Scranton, Inc.                 at XXVIII, Inc.
Balanced Care Realty              Balanced Care Realty                    30                25
at Scranton, Inc.                 at XXIX, Inc.
Balanced Care Realty              Balanced Care Realty                    31                25
at Scranton, Inc.                 at XXX, Inc.
Balanced Care Realty              Balanced Care Realty                    32                25
at Scranton, Inc.                 at XXXI, Inc.
Balanced Care Realty              Balanced Care Realty                    33                25
at Scranton, Inc.                 at XXXII, Inc.
Balanced Care Realty              Balanced Care Realty                    34                25
at Scranton, Inc.                 at XXXIII, Inc.
Balanced Care Realty              Balanced Care Realty                    35                25
at Scranton, Inc.                 at XXXIV, Inc.
Balanced Care Realty              Balanced Care Realty                    36                25
at Scranton, Inc.                 at XXXV, Inc.
Balanced Care Realty              Balanced Care Realty                    37                25
at Scranton, Inc.                 at XXXVI, Inc.
Balanced Care Realty              Balanced Care Realty                    38                25
at Scranton, Inc.                 at XXXVII, Inc.
Balanced Care Realty              Balanced Care Realty                    39                25
at Scranton, Inc.                 at XXXVIII, Inc.
Balanced Care Realty              Balanced Care Realty                    40                25
at Scranton, Inc.                 at XXXIX, Inc.

Balanced Care Realty              Balanced Care Corporation                1                25
at State College, Inc.
Balanced Care Realty              Balanced Care Realty                     2                25
at State College, Inc.            at I, Inc.
Balanced Care Realty              Balanced Care Realty                     3                25
at State College, Inc.            at II, Inc.
Balanced Care Realty              Balanced Care Realty                     4                25
at State College, Inc.            at III, Inc.
Balanced Care Realty              Balanced Care Realty                     5                25
at State College, Inc.            at IV, Inc.
Balanced Care Realty              Balanced Care Realty                     6                25
at State College, Inc.            at V, Inc.
Balanced Care Realty              Balanced Care Realty                     7                25
at State College, Inc.            at VI, Inc.
Balanced Care Realty              Balanced Care Realty                     8                25
at State College, Inc.            at VII, Inc.
Balanced Care Realty              Balanced Care Realty                     9                25
at State College, Inc.            at VIII, Inc.
Balanced Care Realty              Balanced Care Realty                    10                25
at State College, Inc.            at IX, Inc.
Balanced Care Realty              Balanced Care Realty                    11                25
at State College, Inc.            at X, Inc.
Balanced Care Realty              Balanced Care Realty                    12                25
at State College, Inc.            at XI, Inc.
Balanced Care Realty              Balanced Care Realty                    13                25
at State College, Inc.            at XII, Inc.
Balanced Care Realty              Balanced Care Realty                    14                25
at State College, Inc.            at XIII, Inc.
Balanced Care Realty              Balanced Care Realty                    15                25
at State College, Inc.            at XIV, Inc.

Balanced Care Realty              Balanced Care Realty                    16                25
at State College, Inc.            at XV, Inc.
Balanced Care Realty              Balanced Care Realty                    17                25
at State College, Inc.            at XVI, Inc.
Balanced Care Realty              Balanced Care Realty                    18                25
at State College, Inc.            at XVII, Inc.
Balanced Care Realty              Balanced Care Realty                    19                25
at State College, Inc.            at XVIII, Inc.
Balanced Care Realty              Balanced Care Realty                    20                25
at State College, Inc.            at XIX, Inc.
Balanced Care Realty              Balanced Care Realty                    21                25
at State College, Inc.            at XX, Inc.
Balanced Care Realty              Balanced Care Realty                    22                25
at State College, Inc.            at XXI, Inc.
Balanced Care Realty              Balanced Care Realty                    23                25
at State College, Inc.            at XXII, Inc.
Balanced Care Realty              Balanced Care Realty                    24                25
at State College, Inc.            at XXIII, Inc.
Balanced Care Realty              Balanced Care Realty                    25                25
at State College, Inc.            at XXIV, Inc.
Balanced Care Realty              Balanced Care Realty                    26                25
at State College, Inc.            at XXV, Inc.
Balanced Care Realty              Balanced Care Realty                    27                25
at State College, Inc.            at XXVI, Inc.
Balanced Care Realty              Balanced Care Realty                    28                25
at State College, Inc.            at XXVII, Inc.

Balanced Care Realty              Balanced Care Realty                    29                25
at State College, Inc.            at XXVIII, Inc.
Balanced Care Realty              Balanced Care Realty                    30                25
at State College, Inc.            at XXIX, Inc.
Balanced Care Realty              Balanced Care Realty                    31                25
at State College, Inc.            at XXX, Inc.
Balanced Care Realty              Balanced Care Realty                    32                25
at State College, Inc.            at XXXI, Inc.
Balanced Care Realty              Balanced Care Realty                    33                25
at State College, Inc.            at XXXII, Inc.
Balanced Care Realty              Balanced Care Realty                    34                25
at State College, Inc.            at XXXIII, Inc.
Balanced Care Realty              Balanced Care Realty                    35                25
at State College, Inc.            at XXXIV, Inc.
Balanced Care Realty              Balanced Care Realty                    36                25
at State College, Inc.            at XXXV, Inc.
Balanced Care Realty              Balanced Care Realty                    37                25
at State College, Inc.            at XXXVI, Inc.
Balanced Care Realty              Balanced Care Realty                    38                25
at State College, Inc.            at XXXVII, Inc.
Balanced Care Realty              Balanced Care Realty                    39                25
at State College, Inc.            at XXXVIII, Inc.
Balanced Care Realty              Balanced Care Realty                    40                25
at State College, Inc.            at XXXIX, Inc.

Balanced Care Realty              Balanced Care Corporation                1              1,000
at Mansfield, Inc.
Balanced Care Realty              Balanced Care Corporation                1              1,000
at Martinsburg, Inc.
Balanced Care Realty              Balanced Care Corporation                1              1,000
at Maumelle, Inc.
Balanced Care Realty              Balanced Care Corporation                1              1,000
at Mountain Home, Inc.
Balanced Care Realty              Balanced Care Corporation                1              1,000
at Sherwood, Inc.
Extended Care Operators of        BCC at Harrisburg, Inc.                  6               100
Harrisburg, L.L.C.
C&G Healthcare at                 Balanced Care at                       002               100
Tallahassee, L.L.C.               Tallahassee, Inc.
C&G Healthcare at                 Balanced Care at                       002               100
Pensacola, L.L.C.                 Pensacola, Inc.
Elder Care Operators of           Balanced Care at Lakemont              006               100
Lakemont Farms, LLC               Farms, Inc.
Elder Care Operators of           Balanced Care at                       006               100
Hilliard, LLC                     Hilliard, Inc.
Elder Care Operators of           Balanced Care at Akron, Inc.           006               100
Akron, LLC
Elder Care Operators of           Balanced Care at York, Inc.            006               100
York, LLC
C&G Healthcare at                 Balanced Care at                       002               100
Hagerstown, L.L.C.                Hagerstown, Inc.
Elder Care Operators of           Balanced Care at Bristol, Inc.         006               100
Bristol, LLC

C&G Healthcare of                 Balanced Care at Johnson               002               100
Johnson City, L.L.C.              City, Inc.
Elder Care Operators of           Balanced Care at Murfreesboro,         006               100
Murfreesboro, LLC                 Inc.
C&G Healthcare at                 Balanced Care at Teay's                002               100
Teay's Valley L.L.C.              Valley, Inc.
BCC at West View, Inc.            Balanced Care Corporation                1              1,000
BCC at Mid-Valley, Inc.           Balanced Care Corporation                1              1,000
BCC at Old Forge, Inc.            Balanced Care Corporation                1              1,000
BCC at Bloomsburg, Inc.           Balanced Care Corporation                1              1,000
BCC at Kingston I, Inc.           Balanced Care Corporation                1              1,000
BCC at Kingston II, Inc.          Balanced Care Corporation                1              1,000
BCC at Blakely, Inc.              Balanced Care Corporation                1              1,000
BCC at Harrisburg, Inc.           Balanced Care Corporation                1              1,000
Balanced Care at                  Balanced Care Corporation                1              1,000
Tallahassee, Inc.
Balanced Care at                  Balanced Care Corporation                1              1,000
Pensacola, Inc.
Balanced Care at Lakemont         Balanced Care Corporation                1              1,000
Farms, Inc.

Balanced Care at                  Balanced Care Corporation                1              1,000
Hilliard, Inc.
Balanced Care at Akron, Inc.      Balanced Care Corporation                1              1,000
Balanced Care at York, Inc.       Balanced Care Corporation                2              1,000
Balanced Care at                  Balanced Care Corporation                1              1,000
Hagerstown, Inc.
Balanced Care at                  Balanced Care Corporation                1              1,000
Bristol, Inc.
Balanced Care at Johnson          Balanced Care Corporation                1              1,000
City, Inc.
Balanced Care at                  Balanced Care Corporation                1              1,000
Murfreesboro, Inc.
Balanced Care at Teay's           Balanced Care Corporation                1              1,000
Valley, Inc.
BCC at Darlington, Inc.           Balanced Care Corporation                1              1,000
Balanced Care at Butler, Inc.     Balanced Care Corporation                1              1,000
Balanced Care at Eyers            Balanced Care Corporation                1              1,000
Grove, Inc.
Balanced Care at North            Balanced Care Corporation                1              1,000
Ridge, Inc.
Balanced Care at Sarver, Inc.     Balanced Care Corporation                1              1,000

                                   Schedule 2


Satisfaction of IPC Promissory Note            $ 8,447,611
Repayment of IPC Convertible Debenture          14,933,946
Extension of current debt                        1,621,967
Interim Financing                                1,000,000